Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes.
For the three months ended June 30, 2012, we recorded an income tax benefit of $88 million on pre-tax income of $362 million compared to an income tax expense of $24 million on pre-tax income of $608 million for the three months ended June 30, 2011. Our effective income tax rate was (24.3)% and 3.9% for the three months ended June 30, 2012 and 2011, respectively.
For the six months ended June 30, 2012, we recorded an income tax benefit of $118 million on pre-tax income of $433 million compared to an income tax expense of $42 million on pre-tax income of approximately $1.2 billion for the six months ended June 30, 2011. Our effective income tax rate was (27.3)% and 3.4% for the six months ended June 30, 2012 and 2011, respectively.
The difference between the effective tax rate and statutory federal rate of 35% is principally due to changes in valuation allowances and partnership income not subject to taxation, as such taxes are the responsibility of the partners. In February, 2012, WPH merged into a newly formed single member limited liability company owned by American Entertainment Properties Corp ("AEP"), a wholly owned subsidiary of ours. The merger constituted a tax-free reorganization and resulted in the release of approximately $48 million of WPH's valuation allowance. Also, on May 4, 2012, AEP acquired a controlling interest in CVR.  In conjunction with this acquisition, AEP re-evaluated the future estimated realization of its deferred tax assets which resulted in the release of approximately $111 million of its valuation allowance.
Additionally, in conjunction with Federal-Mogul's ongoing review of its actual results and anticipated future earnings, Federal-Mogul reassesses the possibility of releasing valuation allowances. The factors considered by management in its determination of the probability of the realization of the deferred tax assets include but are not limited to: recent adjusted historical financial results; historical taxable income; projected future taxable income; the expected timing of the reversals of existing temporary differences; and tax planning strategies. Based upon this assessment, Federal-Mogul has concluded based on available evidence that the deferred tax assets in Germany are more likely than not to be realized. Based upon this conclusion, a valuation allowance was reversed, a portion of which is expected to be realized through current year ordinary income and is therefore included in the annual effective rate. The remaining portion relates to the anticipated realization in future years and is therefore recognized as a discrete event in the three months ended June 30, 2012.
Federal-Mogul believes that it is reasonably possible that its unrecognized tax benefits in multiple jurisdictions may decrease in the next 12 months due to audit settlements or statute expirations. During each of the three and six months ended June 30, 2012, a tax position became effectively settled and decreased unrecognized tax benefits by $298 million, of which only $19 million was included in the income tax benefit due to the impact of valuation allowances.
Federal-Mogul has concluded that there is more than a remote possibility that existing valuation allowances of up to $260 million as of June 30, 2012 could be released within the next 12 months. If releases of such valuation allowances occur, they may have a significant impact on net income in the quarter in which it is deemed appropriate to release the reserve.

Income Taxes.
The difference between the book basis and the tax basis of our net assets, not directly subject to income taxes, is as follows:

	Year Ended December 31,
	2011	2010
	(in millions)
Book basis of net assets	$3,755	$3,183
Book/tax basis difference	(1,553)	(1,017)
Tax basis of net assets	$2,202	$2,166

Our corporate subsidiaries recorded the following income tax (expense) benefit attributable to continuing operations for our taxable subsidiaries:

	Year Ended December 31,
	2011	2010	2009
Continuing Operations	(in millions)
Current:
Domestic	$(1)	$17	$(14)
International	(45)	(54)	(30)
Total current	(46)	(37)	(44)
Deferred:
Domestic	4	(15)	49
International	8	43	39
Total deferred	12	28	88
	$(34)	$(9)	$44

The tax effect of significant differences representing deferred tax assets (liabilities) (the difference between financial statement carrying value and the tax basis of assets and liabilities) is as follows:

	Year Ended December 31,
	2011	2010
	(in millions)
Deferred tax assets:
Property, plant and equipment	$180	$191
Net operating loss	873	866
Tax credits	120	118
Post-employment benefits, including pensions	412	366
Reorganization costs	78	115
Other	167	127
Total deferred tax assets	1,830	1,783
Less: Valuation allowance	(1,403)	(1,402)
Net deferred tax assets	$427	$381

Deferred tax liabilities:
Property, plant and equipment	$(115)	$(188)
Intangible assets	(263)	(266)
Investment in partnerships	(103)	—
Investment in U.S. subsidiaries	(366)	(367)
Other	(14)	(18)
Total deferred tax liabilities	(861)	(839)
	$(434)	$(458)

We recorded deferred tax assets and deferred tax liabilities of $122 million and $556 million as of December 31, 2011, respectively, and $143 million and $601 million as of December 31, 2010. Deferred tax assets and deferred tax liabilities are included in other assets and accrued expenses and other liabilities, respectively, in our consolidated balance sheets.
We analyze all positive and negative evidence to consider whether it is more likely than not that all of the deferred tax assets will be realized. Projected future income, tax planning strategies and the expected reversal of deferred tax liabilities are considered in making this assessment. As of December 31, 2011 we had a valuation allowance of approximately $1.4 billion primarily related to tax loss and credit carryforwards, post-retirement benefits and other deferred tax assets. The current and future provisions for income taxes may be significantly impacted by changes to valuation allowances. These allowances will be maintained until it is more likely than not that the deferred tax assets will be realized. For fiscal 2011, the valuation allowance on deferred tax assets increased $1 million. The increase is primarily attributable to a $47 million decrease recorded by Federal Mogul, a $5 million decrease in other business segments, and increases in the valuation allowance of $23 million and $30 million recorded by WPI and Viskase, respectively. For fiscal 2010, the valuation allowance on deferred tax assets increased by $277 million. The increase is primarily attributable to a $240 million increase from our acquisition of a controlling interest in Tropicana, a $24 million increase in valuation allowance recorded by WPI and a $13 million increase in valuation allowances recorded by our other business segments.
A reconciliation of the effective tax rate on continuing operations as shown in the consolidated statements of operations to the federal statutory rate is as follows:

	Years Ended December 31,
	2011	2010	2009
Federal statutory rate	35.0%	35.0%	35.0%
Foreign Operations	0.8	3.0	3.1
Valuation allowance	(0.6)	(5.7)	(0.4)
Gain on settlement of liabilities subject to compromise	(1.4)	—	(0.2)
Income not subject to taxation	(31.4)	(30.0)	(38.8)
Other	(0.5)	(1.1)	(2.4)
	1.9%	1.2%	(3.7)%

Automotive
Federal-Mogul did not record taxes on its undistributed earnings from foreign subsidiaries of $677 million at December 31, 2010 since these earnings are considered to be permanently reinvested. If at some future date, these earnings cease to be permanently reinvested, Federal-Mogul may be subject to U.S. income taxes and foreign withholding taxes on such amounts. Determining the unrecognized deferred tax liability on the potential distribution of these earnings is not practicable as such liability, if any, is dependent on circumstances existing when remittance occurs.
As of December 31, 2011, Federal-Mogul had $953 million of cash and cash equivalents, of which $578 million was held by foreign subsidiaries. In accordance with FASB ASC 740-30-25-17 through 19, it asserts that these funds are indefinitely reinvested due to operational and investing needs of the foreign locations. Furthermore, Federal-Mogul will accrue any applicable taxes in the period when it no longer intends to indefinitely reinvest these funds. Federal-Mogul expects that the impact on cash taxes would be immaterial due to: the availability of net operation loss carryforwards and related valuation allowances; earnings considered previously taxed; and applicable tax treaties.
At December 31, 2011, Federal-Mogul had tax loss carryforwards totaling approximately $2 billion, including approximately $1.1 billion in the United States with expiration dates from fiscal 2012 through fiscal 2031; $383 million in the United Kingdom with no expiration date; and $559 million in other jurisdictions with various expiration dates.
Home Fashion, Food Packaging and Other
At December 31, 2011, WPI had $645 million of net operating loss carryforwards with expiration dates from years 2023 through 2030. WPI evaluated all positive and negative evidence associated with its deferred tax assets and concluded that a valuation allowance on all its deferred tax assets should be established.
At December 31, 2011, Atlantic Coast had a federal net operating loss carryforward of $9 million, which will begin expiring in the year 2025 and forward.
At December 31, 2011, Viskase had U.S. federal and state net operating loss carryforwards of $95 million which will begin expiring in the year 2025 and forward, and foreign net operating loss carryforwards of $1 million with an unlimited carryforward period. Viskase did not record taxes on its undistributed earnings from foreign subsidiaries of $24 million at December 31, 2011 since these earnings are considered to be permanently reinvested. Viskase may be subject to U.S. income taxes and foreign withholding taxes on such amounts. Determining the unrecognized deferred tax liability on the potential distribution of these earnings is not practicable as such liability, if any, is dependent on circumstances existing when remittance occurs.
Tropicana has federal NOL carryforwards pursuant to the purchase of Adamar of New Jersey, Inc. (“Adamar”). Internal Revenue Code Section 382 (“Code 382”) places certain limitations on the annual amount of NOL carryforwards that can be utilized when a change of ownership occurs. Tropicana believes its purchase of Adamar was a change in ownership pursuant to Code 382. As a result of the annual limitation, the NOL carryforward amount available to be used in future periods is approximately $161 million and will begin to expire in the year 2027 and forward. As of December 31, 2011, Tropicana could not determine that it was more likely than not that it would utilize its NOL carryforwards before expiration and accordingly has established a full valuation allowance.
At December 31, 2011, American Entertainment Properties Corp. had a federal net operating loss carryforward of $72 million, which will begin expiring in the year 2029 and forward.
Accounting for Uncertainty in Income Taxes
A summary of the changes in the gross amounts of unrecognized tax benefits for the fiscal years ended December 31, 2010, 2009 and 2008 are as follows:

	Years Ended December 31,
	2011	2010	2009
	(in millions)
Balance at January 1	$407	$430	$467
Addition based on tax positions related to the current year	7	7	20
Increase for tax positions of prior years	27	7	13
Decrease for tax positions of prior years	(20)	(9)	(45)
Decrease for statute of limitation expiration	(9)	(21)	(26)
Settlements	(21)	—	—
Impact of currency translation and other	(3)	(7)	1
Balance at December 31	$388	$407	$430

At December 31, 2011, 2010 and 2009, we had unrecognized tax benefits of $388 million, $407 million and $430 million, respectively. Of these totals, $71 million, $81 million and $94 million represents the amount of unrecognized tax benefits that if recognized, would affect the annual effective tax rate in the respective periods. The total unrecognized tax benefits differ from the amount which would affect the effective tax rate primarily due to the impact of valuation allowances.
During the next 12 months, the company believes that it is reasonably possible that unrecognized tax benefits of Federal- Mogul may decrease by approximately $328 million due to audit settlements or statute expirations, of which approximately $43 million, if recognized, could impact the effective tax rate. We do not anticipate any significant changes to the amount of our unrecognized tax benefits in our other business segments during the next 12 months.
We recognize interest and penalties accrued related to unrecognized tax benefits as a component of income tax expense. We recorded $14 million, $18 million and $15 million as of December 31, 2011, 2010 and 2009, respectively, in liabilities for tax related net interest and penalties in our consolidated balance sheets. Income tax expense related to interest and penalties were $3 million, $3 million and $4 million for fiscal 2011, fiscal 2010 and fiscal 2009, respectively. We or certain of our subsidiaries file income tax returns in the U.S. federal jurisdiction, various state jurisdictions and various non-U.S. jurisdictions. We and our subsidiaries are no longer subject to U.S. federal tax examinations for years before 2008 or state and local examinations for years before 2007, with limited exceptions. We, or our subsidiaries, are currently under various income tax examinations in several states and foreign jurisdictions, but are no longer subject to income tax examinations in major foreign jurisdictions for years prior to 2004.